THE ADVISORS' INNER CIRCLE FUND

                              EDGEWOOD GROWTH FUND

                        SUPPLEMENT DATED AUGUST 12, 2014
                                     TO THE
                STATEMENT OF ADDITIONAL INFORMATION (THE "SAI"),
                              DATED MARCH 1, 2014

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
            THE SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

1. In the "Description of Permitted Investments" section, the first sentence of the third paragraph in the "Securities Lending" sub-section is hereby deleted and replaced with the following:

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments, such as repurchase agreements, or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.

2. The "Repurchase Agreements" sub-section in the "Description of Permitted Investments" section is hereby deleted and replaced with the following:

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which the Fund acquires a security from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities if the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


                                                                 EMC-SK-006-0100